================================================================================

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             QUALSTAR CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         [LOGO OF QUALSTAR CORPORATION]

                               December 21, 2001

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Qualstar Corporation to be held on Tuesday, February 5, 2002, at the Grand Vista Hotel located at 999 Enchanted Way, Simi Valley, California 93065, beginning at 10:00 a.m. Pacific Time.

      At this meeting you will be asked to elect six directors to serve a term of one year. We urge you to read the attached Notice of Annual Meeting and Proxy Statement, which contains detailed information about management's nominees and other matters related to the Annual Meeting. In addition to the formal business to be conducted, management will report on developments of the past year and respond to questions and comments of general interest to shareholders.

      It is important that your shares be represented. Therefore, even if you presently plan to attend the Annual Meeting, please complete, sign and date and promptly return the enclosed proxy card in the envelope provided. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

      I look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ William J. Gervais

                                          William J. Gervais
                                          Chief Executive Officer and
                                           President

                              QUALSTAR CORPORATION
                           3990-B Heritage Oak Court
                         Simi Valley, California 93063

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on February 5, 2002

      NOTICE IS HEREBY GIVEN that Qualstar's Annual Meeting of Shareholders (the "Annual Meeting") will be held at the Grand Vista Hotel located at 999 Enchanted Way, Simi Valley, California 93065, on Tuesday, February 5, 2002, at 10:00 a.m. Pacific Time, for the following purposes:

    1. To elect six directors to serve one year terms expiring at the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified; and

    2. To transact any other business as may properly come before the Annual Meeting and any adjournment thereof.

      Shareholders of record at the close of business on December 17, 2001, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person.

                                         By Order of the Board of Directors

                                         /s/ Richard A. Nelson

                                         Richard A. Nelson
                                         Secretary

Simi Valley, California
December 21, 2001


 YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE PREADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                              QUALSTAR CORPORATION
                           3990-B Heritage Oak Court
                         Simi Valley, California 93063

                               -----------------
                                PROXY STATEMENT
                               -----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         To be held on February 5, 2002

General Information

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Qualstar Corporation, a California corporation, for use at the Annual Meeting of Shareholders of the Company to be held on Tuesday, February 5, 2001, at 10:00 a.m. Pacific Time. The Annual Meeting will be held at the Grand Vista Hotel located at 999 Enchanted Way, Simi Valley, California 93065. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about December 21, 2001.

Voting and Solicitation of Proxies

      On December 17, 2001, the record date with respect to this solicitation, 12,600,751 shares of our common stock were outstanding. No other securities are entitled to vote at the Annual Meeting. Only shareholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each shareholder of record is entitled to one vote for each share held as of the record date on all matters to come before the Annual Meeting and at any adjournment thereof.

      Quorum. The holders of a majority of the outstanding shares of our common stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. We count proxies marked "withhold authority" as to any director nominee or "abstain" as to a particular proposal as well as broker non-votes for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business.

      Vote Required. The six director nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote will be elected as directors. Accordingly, proxies marked "withhold authority" and broker non-votes will have no effect in determining which directors receive the highest number of votes. The approval of any other matter that properly comes before the Annual Meeting will require the affirmative votes of a majority of the shares present or represented and entitled to be voted at the Annual Meeting.

      The shares represented by all valid proxies received will be voted in accordance with the instructions specified therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR the election of each of the director nominees named below. As to any other business that may properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment. We presently do not know of any other business which will be presented for consideration at the Annual Meeting.

      Solicitation. Proxies for use at the Annual Meeting are being solicited by our Board of Directors. Proxies will be solicited principally by mail. If desirable, to ensure a quorum at the Annual Meeting, our officers, directors, agents and employees may contact shareholders, banks, brokerage houses and others, by telephone, facsimile or in person to request that proxies be furnished. Qualstar will bear all expenses incurred in connection with this solicitation. These costs include reimbursements to banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners of our common stock. However, officers, directors and employees will not receive additional compensation for these services.

Revocability of Proxies

      An executed proxy may be revoked at any time before its exercise by delivering to the Secretary of Qualstar a written notice of revocation or a duly executed proxy bearing a later date. Prior to the date of the Annual Meeting, any notice of revocation or subsequent proxy must be delivered to our Secretary at 3990-B Heritage Oak Court, Simi Valley, California 93063, the principal executive office of Qualstar. On the date of the Annual Meeting, such notice or subsequent proxy should be delivered in person at the Annual Meeting prior to the time of the vote. Accordingly, the execution of the enclosed proxy will not affect a shareholder's right to vote in person should such shareholder find it convenient to attend the Annual Meeting and desire to vote in person, so long as the shareholder has revoked his or her proxy prior to its exercise in accordance with these instructions.

                             ELECTION OF DIRECTORS

                                  (Proposal 1)

      In accordance with Qualstar's bylaws, the number of directors constituting the Board of Directors is currently fixed at six. All six directors are to be elected at the Annual Meeting and will hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and have qualified. It is intended that the persons named in the enclosed proxy will, unless such authority is withheld, vote for the election of the six nominees proposed by the Board. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board, or the number of directors may be reduced accordingly. All of the nominees named below have consented to being named herein and to serve if elected. The Board has no reason to believe that any of the nominees will be unable to serve.

      The following table provides information regarding the nominees, their ages, the year in which each first became a director of Qualstar, their principal occupations or employment during the past five years, directorships held with other public companies, and other biographical data:

                                     Business Experience During Last
 Name and Age                      Five Years and Other Directorships
 ------------            ------------------------------------------------------
 William J. Gervais (58) William J. Gervais is a founder of Qualstar, has been our President and a director since our inception in
                         1984, and was elected Chief Executive Officer in
                         January 2000. From 1984 until January 2000, Mr.
                         Gervais also served as our Chief Financial Officer.
                         From 1981 until 1984, Mr. Gervais was President of
                         Northridge Design Associates, Inc., an engineering
                         consulting firm. Mr. Gervais was a co-founder, and
                         served as Engineering Manager from 1976 until 1981, of
                         Micropolis Corporation, a former manufacturer of hard
                         disk drives. Mr. Gervais earned a B.S. degree in
                         Mechanical Engineering from California State
                         Polytechnic University in 1967.


 Richard A. Nelson (58)  Richard A. Nelson is a founder of Qualstar and has been our Vice President of Engineering, Secretary and a director since our inception in 1984. From 1974 to 1984, Mr. Nelson was self employed as an engineering consultant specializing in microprocessor technology.
                         Mr. Nelson earned a B.S. in Electronic Engineering from California State Polytechnic University in 1966.


 Bruce E. Gladstone (66) Bruce E. Gladstone has been a director of Qualstar since 1994. Since April 2000, Mr. Gladstone has served as Executive Vice President of 2KSounds, Inc., a company engaged in the production and distribution of music. In 1997, Mr. Gladstone was a co-founder of ComCore Semiconductor, a fabless semiconductor company, and served as its Vice President and as a director from 1997 until its sale in 1998. From 1996 until 1997, Mr. Gladstone was a consultant in the area of high technology startup companies. In 1990, Mr. Gladstone co-founded Chronology Corporation, a company that provides tools for electronic engineers, and served as an executive officer and director from 1990 until 1995. During the period 1974 through 1990,
                         Mr. Gladstone founded and served as chief executive officer and president of three companies providing electronic engineering and software development tools.
                         Mr. Gladstone began his career in electrical engineering and received B.S. and M.S. degrees in Engineering from the University of California, Los
                         Angeles in 1957 and 1962.


 Robert E. Rich (51)     Robert E. Rich has served as a director of Qualstar
                         since January 2000. Mr. Rich has been engaged in the
                         private practice of law since 1975 and has been a
                         shareholder of Stradling Yocca Carlson & Rauth, legal
                         counsel to

                                    Business Experience During Last
 Name and Age                     Five Years and Other Directorships
 ------------          --------------------------------------------------------
                       Qualstar, since 1984. Mr. Rich received a B.A. degree in
                       Economics from the University of California, Los Angeles
                       in 1972 and his J.D. degree from the University of
                       California, Los Angeles in 1975.


 Trude C. Taylor (79)  Trude C. Taylor served as a director of Qualstar from
                       October 1989 until December 1995, and rejoined our board in January 2000. Since 1984, Mr. Taylor has been a principal of TC Associates, a private investment firm.
                       Mr. Taylor served as Chairman of the Board, Chief
                       Executive Officer and a director of Zehntel Corporation, an automatic electronic test equipment manufacturer, from 1984 until 1988. Mr. Taylor was a founder and served as Chief Executive Officer, President and a director of EM&M Corporation, a computer components and memory products company, from 1961 until 1984, and served as its Chairman of the Board from 1984 until 1986. Mr. Taylor served on the board of directors of Xylan Corporation until it was acquired by Alcatel S.A.
                       in 1999, and currently serves on the board of directors of Plantronics, Inc. Mr. Taylor also serves as a trustee of Harvey Mudd College, and as an arbitrator for the New
                       York Stock Exchange and the National Association of
                       Securities Dealers, Inc. Mr. Taylor received a B.S.
                       degree in Mechanical Engineering from the University of California, Los Angeles in 1949, and an M.B.A. degree from Harvard University in 1951.


 Robert T. Webber (60) Robert T. Webber has served as a director of Qualstar since January 2000. Prior to his retirement in 1999, Mr.
                       Webber was employed for 32 years by Lockheed-Martin
                       Skunk Works and its predecessors, where he served in various positions, most recently as Chief Engineer and Division Manager for the Systems Requirements & Analysis
                       Division. Mr. Webber currently serves on the executive board of the National Defense Industrial Association's
                       Combat Survivability Division, a professional trade association. Mr. Webber received a B.S. degree in Engineering from the University of California, Los
                       Angeles in 1963 and an M.B.A. degree from Pepperdine
                       University in 1971.

               INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Board Committees and Meetings

      During the fiscal year ended June 30, 2001, our Board of Directors met four times. Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board, if any, on which he served during fiscal 2001. There are no family relationships among any of the directors or executive officers of Qualstar.

      Our Board has two committees: the Audit Committee and the Compensation Committee.

      The Audit Committee is comprised of Bruce E. Gladstone, Trude C. Taylor and Robert T. Webber. The Audit Committee oversees management's fulfillment of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal control system. It also recommends the appointment of our independent public accountants and oversees the activities of our financial reporting function. All members of the Audit Committee are non-employee directors and satisfy National Association of Securities Dealers, Inc. standards with respect to independence, financial expertise and experience.

      The Audit Committee has a written charter that specifies its responsibilities and the Audit Committee believes that it fulfills its charter. The Board of Directors, upon the recommendation of the Audit Committee, approved the charter in response to the audit committee requirements adopted by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. A copy of the Audit Committee Charter is attached as Exhibit A to this proxy statement.

      The Audit Committee held five meetings during fiscal 2001. To ensure independence, the Audit Committee also meets separately with our independent public accountants and members of management.

      The Compensation Committee is comprised of Bruce E. Gladstone, Trude C. Taylor and Robert T. Webber. The Compensation Committee reviews and recommends the salaries and bonuses of our executive officers, establishes compensation and incentive plans for our executive officers, and determines other fringe benefits. The Compensation Committee held three meetings during fiscal 2001.

      We do not have a nominating committee. Instead, the Board, as a whole, identifies and screens candidates for membership on the Board.

Compensation of Directors

      Each of our non-employee directors receives $2,000 per quarter as compensation for his service on the Board, and is reimbursed for expenses incurred in connection with attendance at Board meetings. Non-employee directors who serve on a committee of the Board also receive $500 for each committee meeting attended, excluding telephonic meetings, that is held on a day when the full Board is not also meeting. We have in the past granted non-employee directors options to purchase shares of our common stock pursuant to our 1985 Stock Option Plan. Directors are eligible to receive options and rights to purchase restricted stock under our 1998 Stock Incentive Plan. In January 2000, we granted to each of our four non-employee directors the right to purchase 54,000 shares of restricted stock at a price of $2.78 per share, which each director purchased with a full-recourse promissory note. We have the right to repurchase a director's restricted shares at the original purchase price upon termination of his service for any reason. Our repurchase right lapses and the director's shares vest at the rate of 25% per year of service following the date of grant.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of our common stock as of December 7, 2001 for:

  . each person (or group of affiliated persons) who we know beneficially owns more than 5% of our common stock;

  .  each of our directors and nominees for election to the Board;

  .  each of the named executive officers; and

  .  all of our directors and executive officers as a group.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Except as indicated by footnote, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of common stock subject to options currently exercisable or exercisable within 60 days of December 7, 2001, are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. The address for those individuals for which an address is not otherwise indicated is: c/o Qualstar Corporation, 3990-B Heritage Oak Court, Simi Valley, California 93063.

                                         Shares Beneficially Percent of Shares
Name of Beneficial Owner                        Owned           Outstanding
------------------------                 ------------------- -----------------
William J. Gervais......................      2,969,850            23.5%
Richard A. Nelson.......................      2,097,750            16.6%
Daniel O. Thorlakson....................        177,100             1.4%
Robert K. Covey.........................        182,200             1.4%
Matthew Natalizio(1)....................         63,600             0.5%
Bruce E. Gladstone(2)...................         54,000             0.4%
Robert E. Rich(2).......................        131,400             1.0%
Trude C. Taylor(2)......................        201,920             1.6%
Robert T. Webber(2).....................        108,000             0.9%
All directors and officers as a group
 (10 persons)(3)........................      5,985,820            47.3%

--------
(1) Includes 48,600 shares subject to stock options that are currently exercisable or exercisable within 60 days of December 7, 2001.

(2) Includes 40,500 shares that we have the right to repurchase if the shareholder's service on our board of directors terminates. Our repurchase right lapses as to 13,500 shares for each year of service on the board and will fully lapse as of January 14, 2004.
(3) Includes 48,600 shares subject to stock options that are currently exercisable or exercisable within 60 days of December 7, 2001, and an aggregate of 162,000 shares subject to a right of repurchase in favor of Qualstar which lapses as to 54,000 shares each year and will fully lapse as of January 14, 2004.

                             EXECUTIVE COMPENSATION

      The following table summarizes all compensation earned by our Chief Executive Officer and the four other most highly compensated executive officers whose total salary and bonus exceeded $100,000 for services rendered in all capacities to us during the fiscal year ended June 30, 2001. These individuals are referred to as our named executive officers in other parts of this proxy statement. The amounts shown below under "All Other Compensation" represent matching contributions under our 401(k) plan.

                           Summary Compensation Table

                                                            Long Term
                            Annual Compensation        Compensation Awards
                         ------------------------- ----------------------------
                                                   Securities
   Name and Principal                              Underlying     All Other
        Position         Year Salary ($) Bonus ($) Options (#) Compensation ($)
   ------------------    ---- ---------- --------- ----------  ----------------
William J. Gervais...... 2001  $148,000        --        --             --
 Chief Executive Officer 2000   145,600   $40,000        --             --
  and President          1999   138,400    25,000        --             --

Richard A. Nelson....... 2001   133,200        --        --         $2,002
 Vice President of       2000   131,040    20,000        --          1,376
  Engineering            1999   126,720    15,000        --          1,354

Daniel O. Thorlakson.... 2001   169,000        --        --          2,027
 Vice President of       2000   166,400    25,000        --          1,444
  Operations             1999   155,600    20,000        --          1,434

Robert K. Covey......... 2001   152,000        --        --          1,670
 Vice President of       2000   149,760    15,000        --          1,481
  Marketing              1999   152,540    10,000        --          1,483

Matthew Natalizio(1).... 2001   154,600        --        --          1,367
 Vice President and      2000    69,240    15,000    97,200            574
  Chief Financial
  Officer

--------
(1) Mr. Natalizio became an employee of Qualstar on January 10, 2000.

Option Grants

      We did not grant any stock options to our named executive officers during the fiscal year ended June 30, 2001.

Options Exercised and Fiscal Year-End Values

      The following table sets forth information regarding options exercised by our named executive officers during the fiscal year ended June 30, 2001, the number of shares covered by both exercisable and unexercisable options as of June 30, 2001, and the value of unexercised in-the-money options held by our named executive officers as of June 30, 2001.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                                                 Value of
                                                                                Unexercised
                                                 Number of Securities          In-the-Money
                          Number of             Underlying Unexercised          Options at
                           Shares              Options at June 30, 2001      June 30, 2001(1)
                          Acquired    Value   ------------------------- -------------------------
          Name           on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
------------------------ ----------- -------- ----------- ------------- ----------- -------------
William J. Gervais......      --        --          --           --            --           --
Richard A. Nelson.......      --        --          --           --            --           --
Daniel O. Thorlakson....      --        --          --           --            --           --
Robert K. Covey.........      --        --          --           --            --           --
Matthew Natalizio.......      --        --      24,300       72,900       $91,611     $274,833

--------
(1) Represents the closing sale price of our common stock on June 29, 2001 ($6.55), less the exercise price per share, multiplied by the number of shares subject to the options held by the named executive officer.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      During the fiscal year ended June 30, 2001, the members of the Compensation Committee of our Board of Directors were Bruce E. Gladstone, Trude
C. Taylor and Robert T. Webber. No executive officer serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors.

                    REPORT OF THE COMPENSATION COMMITTEE AND
                THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Introduction

      The Compensation Committee of the Board of Directors is composed of three non-employee directors. The Compensation Committee is responsible for reviewing and establishing proposed levels of executive officer compensation, including base salaries, bonuses and stock option grants. The Committee then submits its specific recommendations to the full Board for its approval. The following report is submitted by the Compensation Committee and the full Board of Directors.

Compensation Philosophy

      Qualstar's compensation program is intended to attract, retain, motivate and reward highly qualified executives who are expected to manage both the short-term and long-term success of Qualstar. The level of compensation that is paid to executive officers is based on both the performance of Qualstar and the individual officer. Qualstar's performance is judged primarily upon the results and profitability for the immediately preceding fiscal year. Individual performance is measured based on an evaluation of the executive officer's particular responsibilities, his performance in the prior year, and his general management skills.

Compensation Program

      Qualstar's compensation program for executive officers consists of cash compensation, both fixed and variable, and, if the situation warrants, equity based compensation. The principal elements of this program are the following:

      Salary. The base salary component of an executive officer's compensation is intended to reward the executive for normal levels of performance, as opposed to the bonus component which is intended to compensate for performance exceeding expected levels. When reviewing base salaries, the Committee will consider the following factors: (1) individual performance, (2) the performance of Qualstar and the extent to which the executive contributed to that performance, and (3) the executive's level of responsibility and prior experience. The Committee will also review published information regarding the compensation of executives at companies comparable to Qualstar to ascertain whether or not Qualstar's compensation rates are both competitive and reasonable. Lastly, the CEO's evaluation of the performance and his recommendation regarding the compensation of other executive officers is also considered.

      Bonus Compensation. Based on the quality of Qualstar's financial performance over time and over the immediately preceding year, as well as the performance of each individual executive officer, the Committee determines whether a cash bonus should be awarded to an executive and, if so, also the amount of the bonus to be awarded. The recommendation of the CEO is also considered in determining the amount of any bonus.

      In view of the only modest financial performance of Qualstar during the fiscal year ended June 30, 2001, the Compensation Committee and the full Board decided not to award any bonuses to executive officers for fiscal 2001.

      Stock Options. In order to align the financial interests of executive officers with those of the shareholders, the Board of Directors grants stock options to its executives on a periodic basis. Options are granted with an exercise price equal to the market value of Qualstar's shares on the date of grant. Since the financial reward provided by stock options will be dependent on appreciation in the market value of Qualstar's shares, stock options effectively reward executives only for performance that results in improved market performance of our common stock, which directly benefits all shareholders. Generally, the number of shares included in each stock option grant is determined based on an evaluation of the executive's importance to the future performance of Qualstar, as well as his past performance. Options are granted on terms that provide that they will become exercisable (or "vest") in annual or other periodic installments (such as, for example, 25% per year over four years), so that if an executive's employment is terminated, whether by Qualstar or by the executive, prior to the full vesting of the options, the unvested portion terminates automatically, thereby creating an incentive for the executive to remain in Qualstar's employ for at least the vesting period.

     Members of the Board of Directors     Members of the Compensation Committee
     ---------------------------------     -------------------------------------
     William J. Gervais                    Bruce E. Gladstone
     Richard A. Nelson                     Trude C. Taylor
     Bruce E. Gladstone                    Robert T. Webber
     Robert E. Rich
     Trude C. Taylor
     Robert T. Webber

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In January 2000 each of our four non-employee directors purchased 54,000 shares of restricted stock pursuant to our 1998 Stock Incentive Plan at a price of $2.78 per share, which was the fair market value of our stock on the date of grant as determined by our board of directors. Each director paid for his shares with a full-recourse promissory note in the amount of $150,000, secured by a pledge of the purchased shares. Payments of principal on the notes are due in four equal annual installments commencing on the second anniversary of the date of the note. Interest on the notes accrues at the rate of 6.21%, and is payable annually. As of September 30, 2001, the remaining principle balances owed under these promissory notes were $150,000 by Mr. Gladstone, $112,500 by Mr. Rich, $112,500 by Mr. Taylor, and $112,500 by Mr. Webber.

                         STOCK PRICE PERFORMANCE GRAPH

      The following graph compares the total cumulative return to our shareholders on shares of Qualstar's common stock during the period from June 23, 2000 (the date of our initial public offering) through November 30, 2001, with the cumulative total returns of the Nasdaq Stock Market Composite Index and the Nasdaq Computer Manufacturers' Index. The graph assumes that the value of the investment in Qualstar's common stock and each index was $100.00 on June 23, 2000.

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period                      NASDAQ Computer    NASDAQ Composite
(Fiscal Year Covered)        QBAK       Mfg. Index          Index
-------------------------    -------    ---------------    ----------------
Measurement Pt- 6/23/2000    $100.00    $100.00            $100.00
FYE   6/30/2000              $ 99.18    $103.47            $103.14
FYE   7/31/2000              $114.17    $ 99.05            $ 97.96
FYE   8/31/2000              $174.89    $111.68            $109.39
FYE   9/29/2000              $154.66    $ 93.74            $ 95.51
FYE  10/31/2000              $135.22    $ 87.70            $ 87.63
FYE  11/30/2000              $ 89.07    $ 65.31            $ 67.56
FYE  12/29/2000              $ 85.02    $ 57.16            $ 64.25
FYE   1/31/2001              $113.36    $ 65.15            $ 72.11
FYE   2/28/2001              $ 97.98    $ 47.46            $ 55.96
FYE   3/30/2001              $100.80    $ 39.20            $ 47.86
FYE   4/30/2001              $ 90.69    $ 46.84            $ 55.03
FYE   5/31/2001              $ 89.91    $ 45.77            $ 54.88
FYE   6/29/2001              $ 84.86    $ 47.84            $ 56.19
FYE   7/31/2001              $ 84.21    $ 44.53            $ 52.72
FYE   8/31/2001              $ 64.78    $ 37.50            $ 46.95
FYE   9/28/2001              $ 74.23    $ 29.81            $ 38.98
FYE  10/31/2001              $ 68.66    $ 36.27            $ 43.95
FYE  11/30/2001              $ 63.61    $ 43.16            $ 50.21

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Qualstar's executive officers and directors, and persons who beneficially own more than ten percent of Qualstar's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and persons who beneficially own more than ten percent of Qualstar's common stock are required by SEC regulations to furnish Qualstar with copies of all Section 16(a) forms they file.

      Based solely upon our review of the copies of reporting forms furnished to Qualstar, and written representations that no other reports were required, we believe that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to directors, officers and any persons holding more than ten percent of Qualstar's common stock with respect to the fiscal year ended June 30, 2001, were satisfied on a timely basis.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors is composed of three non-employee directors who satisfy the requirements of the National Association of Securities Dealers, Inc. with respect to independence, financial expertise and experience. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached as Exhibit A to this proxy statement.

      The role of the Audit Committee is to oversee the Company's financial reporting processes on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting processes, principles and internal controls. The independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

      In this context, the Audit Committee: (a) has reviewed and discussed with management and Ernst & Young LLP, the Company's independent auditors, the audited financial statements for the fiscal year ended June 30, 2001; (b) has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees);
(c) has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with them their independence from the Company and its management; (d) has considered whether the independent auditors' provision of non-audit services is compatible with maintaining their independence; and (e) has discussed with management and the independent auditors the adequacy of the Company's internal controls.

      The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving accounting or auditing. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company's financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards, or that the Company's auditors meet the applicable standards for auditor independence.

      Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

      Members of the Audit Committee

       Bruce E. Gladstone
       Trude C. Taylor
       Robert T. Webber

                            INDEPENDENT ACCOUNTANTS

      Ernst & Young LLP, independent accountants, audited Qualstar's financial statements for the fiscal year ended June 30, 2001. Representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

      Fees Paid to Independent Accounts. Fees paid to Ernst & Young LLP for the fiscal year ended June 30, 2001 were comprised of the following:

        Audit fees......................................... $ 92,000
        Financial information systems design and
         implementation fees............................... $      0
        All other fees*.................................... $115,000

--------
* Consists primarily of income tax consulting, planning and return preparation, and other operationa consulting projects.

                             SHAREHOLDER PROPOSALS

Proposals to be Included in Our Proxy Statement

      A shareholder who wishes to have a proposal considered for inclusion in our proxy statement for action at the next Annual Meeting of Shareholders must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The proposal must be in writing and be received by the Secretary of Qualstar at our principal place of business no later than August 23, 2001.

Advance Notice Procedures

      If a shareholder desires to have a proposal acted upon at the next Annual Meeting of Shareholders that is not included in our proxy statement in accordance with SEC Rule 14a-8, or if a shareholder desires to nominate someone for election to our Board of Directors, the shareholder must follow the procedures outlined in our bylaws. Our bylaws provide that in order for a shareholder proposal to be considered at an annual meeting of shareholders, written notice of the proposal must be received by the Secretary of Qualstar generally not less than 60 days nor more than 90 days prior to the anniversary of the preceding year's annual meeting of shareholders. The notice must contain information required by our bylaws, including a description of the proposal and any material interest of the shareholder relating to such proposal.

      In order to nominate someone for election to our Board of Directors at an annual meeting of shareholders, written notice of the proposed nomination must be received by the Secretary of Qualstar not less than 60 days nor more than 90 days prior to the anniversary of the preceding year's annual meeting of shareholders. The notice must contain information required by our bylaws regarding the shareholder and the nominee, as well as information required to be included in a proxy statement by SEC rules and regulations.

      Accordingly, in order for a shareholder proposal or nomination to be considered at the next Annual Meeting of Shareholders, a written notice of the proposal or the nomination, which includes the information required by our bylaws, must be received by the Secretary of Qualstar between November 7, 2002 and December 7, 2002.

      A copy of the full text of the bylaw provisions containing the advance notice procedures described above may be obtained upon written request to the Secretary of Qualstar at our principal place of business.

December 21, 2001                        By Order of the Board of Directors

                                         /s/ Richard A. Nelson

                                         Richard A. Nelson
                                         Secretary

                                                                       EXHIBIT A

                              Qualstar Corporation
                            Audit Committee Charter

Purpose

The purpose of this Charter is to:

 .  establish the Audit Committee of the Board of Directors of Qualstar
   Corporation (Qualstar or the "Company"),

 .  define the Audit Committee's financial oversight responsibilities,

 . meet the audit committee requirements established by the Securities and Exchange Commission, and

 .  meet the audit committee requirements established by the National
   Association of Securities Dealers, Inc.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Company's shareholders, potential shareholders, and the investment community regarding the quality and integrity of the financial information developed through the Company's accounting systems and reporting practices. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, independent auditors, and the financial management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of Qualstar and has the power to retain outside counsel, or to engage experts for this purpose.

Organization

The Audit Committee shall be comprised of at least three directors who are independent of management. Members of the Audit Committee shall be considered independent if they have no relationship to Qualstar that may interfere with the exercise of their independence from management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise. The Audit Committee will review this Charter annually, for appropriateness and adequacy, and will recommend any changes it believes are appropriate to the Board of Directors.

Responsibilities

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting processes on behalf of the Board of Directors. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its financial oversight responsibilities, the Audit Committee's policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The following are the principal recurring processes of the Audit Committee. The processes described are a guide with the understanding the Audit Committee may modify and supplement them, as it considers appropriate.

 . The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of Qualstar's shareholders. The Audit Committee shall have the ultimate authority and responsibility to evaluate and recommend to the Board of Directors the selection of the independent auditors. The Audit Committee shall discuss with the auditors their independence from management and Qualstar, and the matters included in the written disclosures required by the Independence Standards

   Board. Annually, the Audit Committee shall review and recommend to the Board of Directors the selection of Qualstar's independent auditors.

 . The Audit Committee shall discuss with the independent auditors the overall scope and plans for their audit, including the adequacy of the staffing and compensation. Also, the Audit Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial reporting controls, including Qualstar's system to monitor and manage business risk, legal and ethical compliance programs. Further, the Audit Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examination, the competency of the Company's financial/accounting staff and the cooperation provided to the auditors during their examination.

 . The Audit Committee shall review the interim financial statements with management and the independent auditors prior to the filing of Qualstar's quarterly report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Audit Committee for the purpose of the review.

 . The Audit Committee shall review with management and the independent auditors the financial statements to be included in Qualstar's annual report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards and report and recommend any changes to the Board of Directors.

 . The Audit Committee shall prepare a report to be included in Qualstar's proxy statements. The Audit Committee's report shall state whether:

  A. The Audit Committee has reviewed and discussed the audited financial statements with management;

  B. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be amended or supplemented;

  C. The Audit Committee has received from the auditors the written disclosures and the letter regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be amended or supplemented, and has discussed with the auditors the auditors' independence; and

  D. Based upon the review and discussions noted above, it has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

PROXY
                              QUALSTAR CORPORATION
                           3990-B Heritage Oak Court
                         Simi Valley, California 93063

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUALSTAR
                                  CORPORATION.

   The undersigned hereby appoints William J. Gervais and Richard A. Nelson, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of QUALSTAR CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Grand Vista Hotel located at 999 Enchanted Way, Simi Valley, California, 93065 on February 5, 2002, at 10:00 a.m. Pacific Time, and at any and all adjournments or postponements thereof, as follows:

1. Election of Directors:
   [_] FOR                                  [_] WITHHOLD AUTHORITY
       all nominees listed below (except        to vote for all nominees listed
       as indicated to the contrary below)      below

   William J. Gervais, Richard A. Nelson, Bruce E. Gladstone, Robert E. Rich,
                     Trude C. Taylor, and Robert T. Webber

   (INSTRUCTIONS: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)

   This Proxy when properly executed will be voted in the manner directed above. If no direction is given, this Proxy will be voted FOR the election of the nominees listed above.

--------------------------------------------------------------------------------

       IMPORTANT--PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

--------------------------------------------------------------------------------
(continued from reverse side)

  This Proxy confers discretionary authority to vote on any other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated December 21, 2001.

  Please date this Proxy and sign it exactly as your name or names appear hereon. When shares are held by two or more persons, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in partnership name by an authorized person.

                                                      Dated: __________________

                                                      _________________________
                                                      Signature

                                                      _________________________
                                                      Signature if held
                                                      jointly


                                                      Please mark, sign, date
                                                      and return this Proxy
                                                      promptly using the
                                                      enclosed envelope. If
                                                      your address is
                                                      incorrectly shown,
                                                      please print changes.